Prospectus Supplement dated December 11, 2012*
Prospectus Form #
Product Name	National	New York
RiverSource® AccessChoice Select Variable Annuity	273416 N (4/12)
RiverSource® Builder Select Variable Annuity	45303 N (4/12)
RiverSource® Endeavor Select Variable Annuity	273417 N (4/12)	273480 P (4/12)
RiverSource® FlexChoice Select Variable Annuity	45307 N (4/12)	274320 H (4/12)
RiverSource® Innovations Classic Select Variable Annuity	45312 M (4/12)
RiverSource® Innovations Select Variable Annuity	45304 N (4/12)	45313 T (4/12)
RiverSource Retirement Advisor 4 Advantage® Variable Annuity/RiverSource Retirement Advisor 4 Select® Variable Annuity/RiverSource Retirement Advisor 4 Access® Variable Annuity	S-6503 K (4/12)	S-6504 K (4/12)
RiverSource Retirement Advisor Advantage Plus® Variable Annuity/RiverSource Retirement Advisor Select Plus® Variable Annuity	S-6273 R (4/12)	S-6362 M (4/12)
RiverSource® Signature One Select Variable Annuity	45301 N (4/12)
RiverSource® Signature Select Variable Annuity	45300 N (4/12)

The information in this supplement updates and amends certain information contained in the variable annuity contract prospectuses listed above. Please retain this supplement with your prospectus for future reference.

Effective on or about December 5, 2012, the name of the subadviser for Legg Mason ClearBridge Variable Small Cap Growth Portfolio – Class I will change from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. The following information will replace the current fund description under “The Variable Account and the Funds” section of the prospectus:

Fund Name	Investment Objective	Investment Advisor
Legg Mason ClearBridge Variable Small Cap Growth Portfolio – Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC, adviser; ClearBridge Investments, LLC, sub-adviser.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

S-6503-30 A (12/12)

*Valid until next prospectus update.